PHOENIX VALUE EQUITY FUND
                     A SERIES OF PHOENIX INVESTMENT TRUST 97
 Supplement dated September 19, 2005 to the Prospectus dated December 30, 2004, as supplemented January 3, 2005 and August 4, 2005


IMPORTANT NOTICE TO INVESTORS

Effective October 1, 2005, Phoenix Investment Counsel, Inc. ("PIC") is the investment adviser to the Phoenix Value Equity Fund (the "fund"), replacing Engemann Asset Management ("Engemann"), an affiliate of PIC. Effective October 3, 2005, Acadian Asset Management, Inc. ("Acadian") is the subadviser to the fund. All references to Engemann in the fund's current prospectus are hereby deleted.

The current prospectus for the fund is, therefore, hereby supplemented as follows:

The fund's investment objective, and the first arrowed principal investment strategy on page 7 of the current prospectus remain unchanged.

Certain of the fund's other principal investment strategies are being revised to reflect the investment management style of the new subadviser. Accordingly, the second, third and fourth arrowed strategies on page 7 of the current prospectus are hereby replaced in their entirety with the following:

    > The adviser manages the fund's investment program and the general operations of the fund, including oversight of the fund's subadviser. The subadviser manages the investments of the fund. The subadviser employs a value approach to constructing the fund's portfolio, utilizing quantitative screening to identify attractively valued securities. All stocks in the equity universe are evaluated across multiple quantitative factors, such as valuation, earnings and quality.

    > Research is focused on identifying the factors most closely associated with outperforming stocks. Factors must have statistical significance, but also must meet the "common sense" test of having a logical connection to the attributes of a successful company.

    > A portfolio optimization program is used to balance the expected return of the stocks with such considerations as the portfolio's benchmark, desired level of risk and transaction cost estimates.

    > A stock is sold if its expected return deteriorates to the point where it can be replaced by a more attractive stock that plays an equally useful diversification role and the expected return of the new stock covers the transaction costs of the sell and purchase.

    > The fund's investment strategies may lead to a high portfolio turnover rate. High portfolio turnover rates may increase brokerage and other transaction costs to the fund, may negatively affect fund performance, and may increase capital gain distributions, resulting in greater tax liability to you.

On page 11, the first two paragraphs of "The Adviser" subsection under "Management of the Fund" are replaced with the following:

     THE ADVISER AND SUBADVISER

     Phoenix Investment Counsel, Inc. ("Phoenix") is the investment adviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix acts as the investment adviser for 14 fund companies totaling 47 mutual funds and as adviser to institutional clients. As of June 30, 2005, Phoenix had approximately $20.3 billion in assets under management. Phoenix has acted as an investment adviser for over 70 years.

     Acadian Asset Management, Inc. ("Acadian") is the subadviser to the fund and is located at One Post Office Square, 20th Floor, Boston, Massachusetts 02109. Acadian is a wholly-owned subsidiary of Old Mutual Asset Managers
     (US) LLC, which is wholly-owned by Old Mutual (US) Holdings, Inc. Old Mutual (US) Holdings, Inc. is wholly-owned by OM Group (UK) Limited. OM Group (UK) Limited is wholly-owned by Old Mutual PLC. Acadian acts as investment adviser to institutions and individuals. As of June 30, 2005, Acadian had approximately $15.5 billion in assets under management.

     Subject to the direction of the fund's Board of Trustees, Phoenix is responsible for managing the fund's investment program, overseeing the fund's subadviser and recommending its hiring, termination and replacement, and for the general operations of the fund. Acadian, as subadviser, is responsible for the day-to-day management of the fund's investment portfolio. Phoenix and Acadian manage the fund's assets to conform with the investment policies as described in this prospectus.

On page 12, in the first and second sentences that describe the management fee and expense cap tables, "Engemann" is replaced with "Phoenix." The management fees and expense caps remain unchanged. The following is inserted at the end of this subsection:

     Phoenix pays Acadian a subadvisory fee that is calculated at the following rates:

     ------------------------------------ ---------------------------------- ----------------------------------
                $1st billion               $1+ billion through $2 billion               $2+ billion
     ------------------------------------ ---------------------------------- ----------------------------------
                   0.375%                              0.350%                             0.325%
     ------------------------------------ ---------------------------------- ----------------------------------

The "Portfolio Management" subsection under "Management of the Fund" is replaced in its entirety with the following:

     A team of investment professionals manages the fund and is responsible for the day-to-day management of the fund's portfolio.

     BRENDAN O. BRADLEY. Mr. Bradley has served on the fund's portfolio management team since October 2005. He is a Senior Vice President and a senior member of the investment research team. Prior to joining Acadian in 2004, Mr. Bradley was a Vice President at Upstream Technologies (2002-2004), where he designed and implemented quantitative investment management systems and strategies. His professional background also includes work as a research analyst and consultant at Samuelson Portfolio Strategies (1999-2002).

     JOHN R. CHISHOLM, CFA. Mr. Chisholm has served on the fund's portfolio management team since October 2005. He is Co-Chief Investment Officer and Executive Vice President of Acadian. Mr. Chisholm has been affiliated with Acadian since 1984, first in a consulting capacity (1984-1987), as a quantitative research analyst (1987-1989), and as a portfolio manager (since 1989). He became Co-Chief Investment Officer in 1997.

     MATTHEW J. COHEN, CFA. Mr. Cohen has served on the fund's portfolio management team since October 2005. He is a Senior Vice President and Portfolio Manager of Acadian. Mr. Cohen specializes in quantitative equity valuation techniques and manages the processes and data that drive Acadian's investment approach. Prior to joining Acadian in 1994, he worked as a senior systems analyst and project manager for Digital Equipment Corporation.

     RAYMOND F. MUI. Mr. Mui has served on the fund's portfolio management team since October 2005. He is a Senior Vice President specializing in multi-factor equity valuation frameworks and the development of investment strategies for both the developed and emerging equity markets. Prior to joining Acadian in 1991, Mr. Mui was a member of the senior technical staff at Hughes Aircraft, where he developed prototypes of command, communications and information systems.

     BRIAN K. WOLAHAN, CFA. Mr. Wolahan has served on the fund's portfolio management team since October 2005. He is Co-Director of Research and a Senior Portfolio Manager responsible for developing and applying quantitative techniques to evaluate markets and securities. Before joining Acadian in 1990, Mr. Wolahan worked in the Systems Planning Group at Bank of New England, and as a Senior Systems Analyst at Mars Incorporated with responsibilities for Corporate Systems.

On page 13, the following is added to the "Additional Investment Techniques" section:

     SMALL AND MEDIUM CAPITALIZATION COMPANIES

     The Value Equity Fund may invest in issuers having small and medium capitalizations. Companies with smaller capitalizations are often companies with a limited operating history or companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant impact or negative effect on small and medium capitalization companies and their stock performance and can make investment returns highly volatile. Product lines are often less diversified and subject to competitive threats. Smaller capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.

         INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR
                               FUTURE REFERENCE.

PXP 2053/VEFAdv (09/05)

                           PHOENIX VALUE EQUITY FUND
                     A SERIES OF PHOENIX INVESTMENT TRUST 97
 Supplement dated September 19, 2005 to the Statement of Additional Information
                            dated December 30, 2004,
       as supplemented January 3, 2005, April 1, 2005 and August 26, 2005

IMPORTANT NOTICE TO INVESTORS

Effective October 1, 2005, Phoenix Investment Counsel, Inc. ("PIC") is the investment adviser to the Phoenix Value Equity Fund (the "Fund"), replacing Engemann Asset Management ("Engemann"), an affiliate of PIC. Effective October 3, 2005, Acadian Asset Management, Inc. ("Acadian") is the subadviser to the Fund. All references to Engemann in the Fund's current Statement of Additional Information are hereby deleted.

The current Statement of Additional Information for the Fund is, therefore, hereby supplemented as follows:

The following are added to the "Investment Techniques and Risks" section beginning on page 2:

     CONVERTIBLE LOW-RATED SECURITIES

     The Value Equity Fund may also invest in convertible securities (debt securities or preferred stocks of corporations which are convertible into or exchangeable for common stocks). The Fund's adviser or subadviser, as the case may be, will select only those convertible securities for which it believes (a) the underlying common stock is a suitable investment for the Fund and (b) a greater potential for total return exists by purchasing the convertible security because of its higher yield and/or favorable market valuation. The Fund may invest in convertible debt securities rated less than investment grade. Debt securities rated less than investment grade are commonly referred to as "junk bonds."

     Corporate obligations rated less than investment grade (hereinafter referred to as "low-rated securities") are commonly referred to as "junk bonds," and while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in low-rated securities are discussed below.

       EFFECT OF INTEREST RATES AND ECONOMIC CHANGES. Interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of low-rated securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Low-rated securities also tend to be more sensitive to economic conditions than higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of low-rated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of low-rated securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a low-rated security defaulted, the Fund might incur additional expenses in seeking recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of low-rated securities and thus in the Fund's net asset value.

       As previously stated, the value of a low-rated security generally will decrease in a rising interest rate market, and accordingly, so normally will the Fund's net asset value. If the Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of low-rated securities (discussed below), the Fund may be forced to liquidate these securities at a substantial discount. Any such liquidation would reduce the Fund's asset base over which expenses could be allocated and could result in a reduced rate of return for the Fund.

       PAYMENT EXPECTATIONS. Low-rated securities typically contain redemption, call or prepayment provisions which permit the issuer of such securities containing such provisions to, at their discretion, redeem the securities. During periods of falling interest rates, issuers of low-rated securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities or otherwise redeem them, the Fund may have to replace the securities with a lower yielding security which would result in lower returns for the Fund.

       CREDIT RATINGS. Credit ratings issued by credit rating agencies evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of low-rated securities and therefore may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

       LIQUIDITY AND VALUATION. The Fund may have difficulty disposing of certain low-rated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all low-rated securities, there is no established retail secondary market for many of these securities. The Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security, and accordingly, the net asset value of the Fund and its ability to dispose of particular securities when necessary to meet its liquidity needs, or in response to a specific economic event, or an event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its respective portfolio. Market quotations are generally available on many low-rated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low-rated securities, especially in a thinly-traded market.

     INVESTMENT GRADE INVESTMENTS

     The Value Equity Fund may invest in U.S. government securities and publicly distributed corporate bonds and debentures to generate possible capital gains at those times when its adviser or subadviser, as the case may be, believes such securities offer opportunities for long-term growth of capital, such as during periods of declining interest rates when the market value of such securities generally rises. The Fund will limit its investments in non-convertible bonds and debentures to those which have been assigned one of the three highest ratings of either Standard & Poor's Corporation (AAA, AA and A) or Moody's Investors Service, Inc. (Aaa, Aa and
     A). In the event a bond or debenture is downgraded after investment, the Fund may retain such security unless it is rated less than investment grade (i.e., less than BBB by Standard & Poor's or Baa by Moody's). If a non-convertible bond or debenture is downgraded below investment grade, the Fund will promptly dispose of such bond or debenture, unless its adviser or subadviser, as the case may be, believes it disadvantageous to the Fund to do so.

     PORTFOLIO TURNOVER

     The Funds do not trade actively for short-term profits. However, if the objectives of the Funds would be better served, short-term profits or losses may be realized from time to time. The annual portfolio turnover rate indicates changes in a fund's portfolio and is calculated by dividing the lesser of purchases or sales of portfolio securities (excluding securities having maturities at acquisition of one year or less) for the fiscal year by the monthly average of the value of the portfolio securities excluding securities having maturities at acquisition of one year or less) owned by the Fund during the fiscal year. The annual portfolio turnover rate may vary widely from year to year depending upon market conditions and prospects. Increased portfolio turnover necessarily results in correspondingly heavier transaction costs (such as brokerage commissions or mark-ups or mark-downs) which the Fund must pay and increased realized gains (or losses) to investors. Distributions to shareholders of realized gains, to the extent that they consist of net short-term capital gains, will be considered ordinary income for federal income tax purposes.

     PREFERRED STOCKS

     The Value Equity Fund may invest in preferred stocks. Preferred stocks have a preference over common stocks in liquidation (and generally dividends as well) but are subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stocks with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risks while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similarly stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

     WARRANTS AND RIGHTS

     The Value Equity Fund may invest in warrants or rights, valued at the lower of cost or market, which entitle the holder to buy securities during a specific period of time. The Fund will make such investments only if the underlying securities are deemed appropriate by the Fund's portfolio manager(s) for inclusion in the Fund's portfolio. Included are warrants and rights whose underlying securities are not traded on principal domestic or foreign exchanges. Warrants and rights acquired by the Fund in units or attached to securities are not subject to these restrictions.

     WHEN-ISSUED AND DELAYED-DELIVERY TRANSACTIONS

     The Value Equity Fund may purchase securities on a when-issued or delayed-delivery basis. When such a transaction is negotiated, the purchase price is fixed at the time the purchase commitment is made, but delivery of and payment for the securities takes place at a later date. The Fund will not accrue income with respect to securities purchased on a when-issued or delayed-delivery basis prior to their stated delivery date. Pending delivery of the securities, the Fund will maintain cash or liquid securities in an amount sufficient to meet its purchase commitments. The purpose and effect of such maintenance is to prevent the Fund from gaining investment leverage from such transactions. The purchase of securities on a when-issued or delayed-delivery basis exposes the Fund to risk because the securities may decrease in value prior to delivery. The Fund will engage in when-issued and delayed-delivery transactions only for the purpose of acquiring portfolio securities consistent with its investment objectives and not for the purpose of investment leverage. A seller's failure to deliver securities to the Fund could prevent the Fund from realizing a price or yield considered to be advantageous.

On page 14, the section "Services of the Advisers and Subadviser" is renamed "Services of the Adviser and Subadvisers." All references to "Advisers" are replaced with "Adviser." The first and second paragraphs of the referenced section are hereby deleted and replaced with the following:

     Phoenix Investment Counsel, Inc. ("PIC" or the "Adviser") serves as investment adviser to the Funds. The offices of PIC are located at 56 Prospect Street, Hartford, Connecticut 06115-0480. PIC acts as the investment adviser for 14 fund companies totaling 47 mutual funds and as adviser to institutional clients. PIC has acted as an investment adviser for over 70 years. PIC was originally organized in 1932 as John P. Chase, Inc. As of June 30, 2005, PIC had approximately $20.3 billion in assets under management.

     All of the outstanding stock of PIC is owned by PEPCO (or "Distributor"), a subsidiary of Phoenix Investment Partners, Ltd. ("PXP"). The Phoenix Companies, Inc. ("PNX") of Hartford, Connecticut is the sole shareholder of PXP. PNX is a leading provider of wealth management products and services to individuals and businesses. Its principal offices are located at One American Row, Hartford, Connecticut 06115-2520. PEPCO, a mutual fund distributor, acts as the national distributor of the Funds' shares and as financial agent for the Funds. The principal office of PEPCO is located at One American Row, Hartford, CT 06115.

     PXP has served investors for over 70 years. As of June 30, 2005, PXP had approximately $55.9 billion in assets under management. PXP's money management is provided by affiliated investment advisers, as well as through subadvisory arrangements with outside managers, each specializing in particular investment styles and asset classes.

On page 15, the following is added at the end of the renamed subsection, "The Subadvisers":

     Acadian Asset Management, Inc. ("Acadian") serves as the Subadviser for the Value Equity Fund and is located at One Post Office Square, 20th Floor, Boston, Massachusetts 02109. Acadian is a wholly-owned subsidiary of Old Mutual Asset Managers (US) LLC, which is wholly-owned by Old Mutual (US) Holdings, Inc. Old Mutual (US) Holdings, Inc. is wholly-owned by OM Group
     (UK) Limited. OM Group (UK) Limited is wholly-owned by Old Mutual PLC. Acadian acts as investment adviser to institutions and individuals. As of June 30, 2005, Acadian had approximately $15.5 billion in assets under management.

     The Subadvisory Agreement provides that the Adviser, PIC, will delegate to Acadian the performance of certain of its investment management services under the Investment Advisory Agreement with respect to the Value Equity Fund. Acadian will furnish at its own expense the office facilities and personnel necessary to perform such services. For its services, PIC will pay Acadian compensation calculated at the following rates:

-------------------------- ---------------------------------- -----------------
       $1st billion         $1+ billion through $2 billion        $2+ billion
-------------------------- ---------------------------------- -----------------
          0.375%                        0.350%                      0.325%
-------------------------- ---------------------------------- -----------------

     The Subadvisory Agreement will continue in effect from year to year if specifically approved at least annually by the Trustees, including a majority of the independent Trustees.

    INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE STATEMENT OF ADDITIONAL
                        INFORMATION FOR FUTURE REFERENCE.

PXP 2053B/VEF Adviser (09/05)